UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2012

Boston Financial Tax Credit Fund VII, A Limited Partnership

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	0-24584 (Commission File Number)	04-3166203 (IRS Employer Identification No.)
101 Arch Street Boston, Massachusetts 02110-1106 (Address of principal executive offices)(Zip Code)
Registrant's telephone number, including area code: (617) 439-3911

N/A
(Former name or former address, if changed since last report)

______________________________________________

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 17, 2012, the registrant completed the disposition of its only remaining non-cash asset, the Local Limited Partnership Interest in Fairhaven Manor Limited Partnership, which owns a property in Burlington, Washington.  The registrant received $360,000 from an affiliate of the Local General Partner for the Local Limited Partnership Interest.

Pursuant to the terms of the Amended and Restated Agreement of Limited Partnership dated as of December 24, 1992, governing the registrant (the "Partnership Agreement"), this disposition of assets triggered a dissolution event under the Partnership Agreement.  The registrant expects the final distribution and dissolution to occur in March.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON FINANCIAL TAX CREDIT FUND VII,
A LIMITED PARTNERSHIP (Registrant)
By:           Arch Street VIII, Inc., its Managing General
                  Partner:

By:_____/s/Kenneth J. Cutillo_____________
Name:  Kenneth J. Cutillo
Title:    President

Date: February 17, 2012